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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)

           Missouri                    1-16681                 74-2976504
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

720 Olive Street      St. Louis, Missouri                          63101
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (314) 342-0500

                                    NONE
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01  REGULATION FD DISCLOSURE

The following information is furnished under "Item 2.02 - Results of Operations and Financial Condition" and "Item 7.01 - Regulation FD Disclosure."

         On October 28, 2004, the Company issued its earnings news release announcing its unaudited results for the year ended September 30, 2004. The text of that release is included in Exhibit 99.1 attached to this report. The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1   Press release of The Laclede Group, Inc. dated
                  October 28, 2004.




                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE LACLEDE GROUP, INC.
                                          (Registrant)


                                         By: /s/ Douglas H. Yaeger
                                            --------------------------------
                                            Douglas H. Yaeger
                                            Chairman of the Board, President
                                             and Chief Executive Officer

October 28, 2004
(Date)



                              Index to Exhibits

Exhibit No.
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99.1   The Laclede Group, Inc. news release dated October 28, 2004.